Exhibit 99.1

Quantum Computing Inc. Releases Shareholder Letter with Quantum Roadmap

QCI’s Real Entropy Quantum Computer, the Dirac-1 Photonic Quantum System, is Able to Solve Multiplex Business Problems Today

LEESBURG, Va., August 25, 2022 — Quantum Computing Inc. (“QCI’’ or the “Company”) (NASDAQ: QUBT), a leader in accessible quantum computing, today announced that it has issued a letter to shareholders pertaining to QCI’s vision and state of the industry. The letter recaps QCI’s many achievements since the June 2021 shareholder letter and offers a roadmap for the coming year and beyond.

The capstone to this extraordinary year was QCI’s acquisition of QPhoton. This enabled QCI to combine its deep expertise and experience in quantum computing with QPhoton’s research efforts to develop photonic-based quantum systems. QCI has developed a room-temperature Entropy Quantum System for solving real world business problems today. This game-changing computational capability surpasses anything currently available in the industry, but operates without costly and impractical infrastructure such as cryogenic cooling and specially environmentally engineered rooms that do not scale.

QCI has evolved into a full stack quantum solutions company offering customers the ability to run optimization problems in excess of 5,000 variables (Qubits), on a room temperature, desktop quantum system.

“The other leading quantum hardware companies do not expect to match this achievement for another three to five years, and we believe they are not likely to ever realize quantum results using methods such as gate models,” said Robert Liscouski, CEO of QCI. “Quantum information processing for solving real-world problems is available now and this is only the beginning. World class talent will be at the center of making QCI a real force in the quantum information industry. In addition to Dr. Yuping Huang joining QCI as Chief Quantum Officer, we have attracted Dr. William McGann as our CTO and COO. This combination of Dr. Huang, Dr. McGann, and the expanded engineering team will spearhead QCI’s next growth phase.”

2021-2022 Summary:

●	Uplisted to NASDAQ

●	Developed and released QAmplify, an enhancement to the company’s Qatalyst™ platform that amplifies the quantum effects of existing quantum computers by 5x – 20x of their qubit count

●	Continued to hire world class talent

●	Expanded the Board of Directors

●	Completed an additional funding of the company through the sale of preferred equity

●	Successfully completed the acquisition of QPhoton

In mid-2022, QCI created its Quantum Solutions division, which is focused on bridging the gap between state of the art quantum computing technologies and real-world business problems. The team comprises professionals with backgrounds in data science, solutions architecture, and management consulting who work with forward-thinking companies to help them define, demonstrate, and implement quantum-based technology solutions to their business-relevant problems today.

Logistics optimization is a key technology application for which quantum computing can readily show value.  In July, QCI’s Quantum Solutions team was selected by a State Government Innovation Center to evaluate quantum technology applications that support logistics use cases. In this partnership, QCI will use its Entropy Quantum Computing (EQC) technologies to demonstrate optimization use cases in support of advanced air mobility applications, such as air-based drone delivery networks.

In addition to logistics applications, the Quantum Solutions team is developing and demonstrating solutions for various other applications, including:

●	Energy: Improving the design of wind power plants by optimizing configurations of wind turbines to maximize power generation efficiency while accounting for turbine wake effects

●	Manufacturing: Supporting the design of autonomous vehicles by optimizing the placement of vehicle sensors to maximize coverage of surrounding areas while minimizing costs

●	Artificial Intelligence: Enhancing machine learning processes by optimizing the selection of features for AI/ML models

●	Financial Services: Helping banks more accurately detect and identify fraudulent activity within their transactions’ data streams

●	Cybersecurity: Creating secure transport layers (quantum networks) and quantum authentication, which will contribute greatly to the cybersecurity domain beyond encryption

QCI’s goals for 2022-2023 are focused on generating and increasing sales of its quantum technology’s existing capabilities represented in the Quantum Ecosystem. The company expects to accomplish the following over the next 12 months:

●	Offer subscription access to Dirac-1 and -2

●	Expand its technical solutions offerings to other domains that will benefit from Dirac-1

●	Commercialize and sell its Quantum LiDAR

●	Deploy its quantum cybersecurity solutions by commercializing its quantum network and authentication capabilities

●	Deploy its quantum solutions to U.S. government clients

●	Expand the deployment of its quantum solutions to state government clients

●	Expand its technical team

●	Expand its Technical Solutions and Sales Teams

“These are ambitious goals for sure, but well within our reach, based on our current trajectory,” added Liscouski. “Our combined technical team is continually working to provide greater computational capabilities to our clients, as well as completing the development of other quantum solutions for the marketplace. The challenge we have is keeping up with the pace of the engineering team’s development, which is a good problem to have.”

QCI’s Path to the Future – The Quantum Ecosystem

QCI’s vision is to develop democratized quantum solutions that will have a positive impact on business, industry, government and society. QCI’s technology roadmap is based on the company’s Quantum Ecosystem, representing the technologies in its portfolio that will be brought to market. Highlights include:

Quantum Optical Chips:

Optical chips will ultimately provide the greatest scalability and performance advantages for quantum information processing, sensing and imaging. The company expects to benefit from the recently authorized CHIPS Act and will begin to establish a U.S.-based chip facility in 2023.

Quantum Imaging:

One of the most exciting opportunities on the 3-5 year horizon involves leveraging the ability to count single photons and filter their associated wave functions precisely to obtain optical imaging through otherwise opaque and dense materials. At a minimum, quantum imaging will be a powerful supplement to modern reconstructed CT imaging applications, where tissue damage from high energy radiation can and needs to be avoided.

To read the complete 2022 shareholder letter or learn more about QCI, visit www.quantumcomputinginc.com.

About Quantum Computing Inc.

Quantum Computing Inc. (QCI) (NASDAQ: QUBT) is a full-stack quantum software and hardware company on a mission to accelerate the value of quantum computing for real-world business solutions, delivering the future of quantum computing, today. The company recently acquired QPhoton, a quantum photonics innovation company that has developed a series of quantum photonic systems (QPS). The combination of QCI’s flagship ready-to-run software product, Qatalyst, with QPhoton’s QPS, sets QCI on a path to delivering a broadly accessible and affordable full-stack quantum solution that can be used by non-quantum experts, anywhere, for real-world industry applications. QCI’s expert team in finance, computing, security, mathematics and physics has over a century of experience with complex technologies; from leading edge supercomputing, to precision sensors and imaging technology, to the security that protects nations. For more information about QCI, visit www.quantumcomputinginc.com.

Important Cautions Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact could be deemed forwardlooking, including, but not limited to, statements regarding the future performance of Quantum Computing, Inc. and its consolidated subsidiaries (the “Company” or “QCI”), including its financial outlook; the other expectations described under “QCI’s Roadmap to Quantum Future”, “QCI Quantum EcoSystem”, “QUBT-U and Workforce Development”. QCI’s Path to the Future”, Goals for 2022-23”, 2022-2023 Pipeline”, “Explore New Partnerships”, and Establish A Senior Technology Advisory Group” above; and the Company’s business strategy, plans, and objectives for future operations. In some cases, forward-looking statements can be identified by terms such as “may,” “will,” “appears,” “should,” “expects,” “plans,” “anticipates,” “could,” “outlook,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans, or intentions. Such statements are subject to a number of known and unknown risks, uncertainties, assumptions, and other factors that may cause the Company’s actual results, performance, or achievements to differ materially from results expressed or implied in this letter. Investors are cautioned not to place undue reliance on these statements, and reported results should not be considered as an indication of future performance. Risks that contribute to the uncertain nature of the forward-looking statements include, among others, the effects of the COVID-19 pandemic on the Company’s business, including as a result of new strains or variants of the virus, and the global economy generally; litigation, and other proceedings related to the Company’s business in a variety of areas; the effectiveness of the Company’s strategy and business initiatives; the Company’s lack of liquidity; and changes in political, business, and economic conditions; as well as other risks listed or described from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022 and June 30, 2022, and any subsequent filings, which are or will be on file with the SEC and available on the investor relations page of the Company’s website. All forward looking statements are based on information and estimates available to the Company at the time of this letter and are not guarantees of future performance. Except as required by law, the Company assumes no obligation to update any of the statements in this letter.

The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this letter.

Qatalyst™ and QikStart™ are trademarks of Quantum Computing Inc. All other trademarks are the property of their respective owners.

Company Contact:

Robert Liscouski, CEO

Quantum Computing, Inc.

+1 (703) 436-2161

Email Contact

Investor Relations Contact:

Ron Both or Grant Stude

CMA Investor Relations

+1 (949) 432-7566

Email Contact

Media Relations Contact:

Seth Menacker

Fusion Public Relations

+1 (201) 638-7561

qci@fusionpr.com

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